THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                       Supplement Dated February 10, 1997

                                       to

                             EQUI-VEST(R) PROSPECTUS

                                Dated May 1, 1996

                 For Employees of Allegheny County, Pennsylvania


This Supplement modifies certain information contained in the prospectus dated May 1, 1996 ("Prospectus") as it relates to the Series 200 EDC contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). The Series 200 EDC Contracts, modified as described below (the "Modified EDC Contracts"), are offered to employees of Allegheny County, Pennsylvania, on the basis described in the Prospectus, except that the Contingent Withdrawal Charge and Annual Administrative Charge applicable to the Modified EDC Contracts will be as follows:

o Contingent Withdrawal Charge. The Contingent Withdrawal Charge ("CWC") schedule for the Modified EDC Contract is as follows:

            Contract Year(s)                   CWC
            ----------------                   ---
                   1                            6%
                   2                            5
                   3                            4
                   4                            3
                   5                            2
                   6+                           0

This table replaces the table on page 67 of the Prospectus.

No CWC will apply in the event of the:
         - Death
         - Disability
         - Separation from service from Allegheny County
         - Retirement
of the participant.

The Annual Administrative Charge is waived. The discussion under "Annual Administrative Charge," beginning at page 65 of the Prospectus is, therefore, not applicable.

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